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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2006

MAGNA ENTERTAINMENT CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On June 30, 2006, Paul Cellucci stepped down from the Corporation as the Executive Vice-President of Corporate Development. Effective July 1, 2006, the Corporation will enter into a Consulting Agreement with Mr. Cellucci. Pursuant to the Consulting Agreement, the Consultant's services to the Corporation will commence on July 1, 2006 and will be terminated by the Corporation on January 1, 2007. The Consulting Agreement may be terminated by either party at any time by giving thirty (30) days prior written notice to the other party. Under the Consulting Agreement, the Consultant will receive $10,000 per month commencing July 1, 2006, plus reimbursement of his expenses. The Corporation shall have the option to renew the Consulting Agreement for a further six month term by providing the Consultant with written notice of renewal on or before December 15, 2006 and the fees for the renewal period shall be mutually agreed upon on or before December 15, 2006.

        Mr. Cellucci, under the terms of his employment arrangements, is entitled to a severance payment of $765,000, less statutorily required deductions, payable in twelve equal monthly instalments, commencing on or about August 1, 2006. The amount of 15,847 shares of the Corporation's Class A Subordinate Voting Stock, being the amount of Mr. Cellucci's Guaranteed Bonus payable to him in Class A Stock during 2006, shall vest and be released to Mr. Cellucci on January 1, 2007. In addition, Mr. Cellucci's options to purchase 75,000 shares of Class A Subordinate Voting Stock of the Corporation shall remain in full force and effect during the term of the Consultant's services pursuant to the Consulting Agreement and will remain exercisable until December 27, 2015, in accordance with the terms of the Long-Term Incentive Plan and Mr. Cellucci's Stock Option Agreement.

        The Corporation issued a press release on June 30, 2006 to announce the resignation of Mr. Cellucci. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)    Departure of Directors for other Reasons; Departure of Principal Officers

        The information set forth in Item 1.01 is hereby incorporated by reference.

Note: The information contained in this report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements and Exhibits

        The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated June 30, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
June 30, 2006	by:	/s/ WILLIAM G. FORD
William G. Ford Corporate Secretary

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SIGNATURES